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                                                                EXHIBIT 23.3



                        CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Millennium Pharmaceuticals, Inc. of our report dated February 12, 1999 relating to the financial statements of CytoMed, Inc., which appears in the Current Report on Form 8-K/A of LeukoSite, Inc. dated April 27, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                          /s/ PRICEWATERHOUSECOOPERS LLP
                                              --------------------------
                                              PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
November 4, 1999